UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN CAPITAL FUND, INC.
Mid-Year Report June 30, 2003

Seligman 139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your mid-year shareholder report for Seligman Capital Fund, Inc. follows this letter. This report contains performance information, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2003, the Fund posted a total return of 9.61% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Mid-Cap Growth Funds Average, returned 15.83%, and the Russell MidCap Growth Index returned 18.75%.

We appreciate your continued support of Seligman Capital Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 8, 2003

1

Performance Overview (unaudited)

Growth of an Assumed $10,000 Investment

Class A Shares June 30, 1993 to June 30, 2003	Class D Shares June 30, 1993 to June 30, 2003

Class B Shares April 22, 1996† to June 30, 2003	Class I Shares November 30, 2001† to June 30, 2003

Class C Shares May 27, 1999† to June 30, 2003	Class R Shares April 30, 2003† to June 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A and Class D shares and since inception for Class B, Class C, Class I and Class R shares, assuming that all applicable initial sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Since the measured periods vary, the charts are plotted using different scales and are not comparable. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Past performance is not indicative of future investment results. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

2

Performance Overview (unaudited)

Investment Results

Total Returns

For Periods Ended June 30, 2003

	Class R Since Inception 4/30/03*	Six Months*	Average Annual

			One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01

Class A**

With Sales Charge	n/a	4.43%	(10.13)%	0.07%	8.14%	n/a		n/a	n/a

Without Sales Charge	n/a	9.61	(5.65)	1.04	8.66	n/a		n/a	n/a

Class B**

With CDSC†	n/a	4.28	(11.03)	0.03	n/a	n/a		n/a	n/a

Without CDSC	n/a	9.28	(6.35)	0.29	n/a	5.53%		n/a	n/a

Class C**

With Sales Charge
and CDSC††	n/a	7.21	(8.25)	n/a	n/a	n/a		(0.40)%	n/a

Without Sales Charge
and CDSC	n/a	9.26	(6.41)	n/a	n/a	n/a		(0.16)	n/a

Class D**

With 1% CDSC	n/a	8.26	(7.27)	n/a	n/a	n/a		n/a	n/a

Without CDSC	n/a	9.26	(6.34)	0.31	7.71	n/a		n/a	n/a

Class I**	n/a	9.95	(5.11)	n/a	n/a	n/a		n/a	(16.46)%

Class R**

With 1% CDSC	6.08%	n/a	n/a	n/a	n/a	n/a		n/a	n/a

Without CDSC	7.08	n/a	n/a	n/a	n/a	n/a		n/a	n/a

Lipper Mid-Cap
Growth Funds
Average***	10.04	15.83	0.13	1.01	9.15	5.34	†††	(0.85)	(8.54)

Russell MidCap
Growth Index***	11.19	18.75	7.36	(0.65)	8.45	4.76		(3.52)	(6.78)

Net Asset Value Per Share
	6/30/03	12/31/02	6/30/02

Class A	$14.37	$13.11	$15.23

Class B	12.25	11.21	13.08

Class C	12.27	11.23	13.11

Class D	12.27	11.23	13.10

Class I	14.48	13.17	15.26

Class R	14.37	n/a	n/a

Capital Gain Information Per Share‡
For the Six Months Ended June 30, 2003

Realized	$0.237

Unrealized	1.684	ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility,

(Continued on next page.)

3

Performance Overview (unaudited)

(Continued from page 3.)

current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include those periods would be lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.
***	The Lipper Mid-Cap Growth Funds Average and the Russell MidCap Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Russell MidCap Growth Index also excludes the effect of fees. The Lipper Mid-Cap Growth Funds Average is an average of US mutual funds that invest primarily in mid-cap growth stocks. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized capital gains. See Note 6 to Financial Statements.
ø	Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2003.

4

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2003

				Percent of Net Assets

	Issues	Cost	Value	June 30, 2003	December 31, 2002

Common Stocks:

Automobiles and Components	2	$11,507,914	$13,067,292	2.4	4.0

Capital Goods	4	43,750,653	48,739,138	9.1	6.4

Chemicals	3	22,745,101	22,251,265	4.1	4.9

Commercial Services and Supplies	4	21,449,997	21,626,859	4.0	7.9

Communications Equipment	9	23,523,912	28,469,103	5.3	1.1

Computers and Peripherals	1	2,818,583	3,490,544	0.6	1.5

Consumer Durables and Apparel	1	6,920,006	6,192,516	1.2	2.5

Consumer Staples	1	14,589,692	17,504,004	3.3	1.4

Containers and Packaging	—	—	—	—	2.3

Electronic Equipment and Instruments	5	23,408,148	26,435,101	4.9	5.2

Energy	1	3,831,577	4,315,080	0.8	0.6

Financials	—	—	—	—	2.3

Health Care Equipment and Services	6	28,525,915	31,588,654	5.9	10.0

Hotels, Restaurants and Leisure	3	10,565,379	16,752,715	3.1	3.9

Media	1	5,163,582	5,678,720	1.1	0.9

Pharmaceuticals and Biotechnology	10	55,396,734	64,637,419	12.0	13.5

Retailing	5	24,973,349	37,132,846	6.9	4.6

Semiconductors and Semiconductor
Equipment	9	45,867,346	50,668,345	9.4	6.1

Software and Services	15	71,556,802	82,217,995	15.3	10.6

Telecommunication Services	2	10,208,318	12,545,636	2.3	1.4

Transportation	5	23,199,522	23,433,108	4.4	4.7

	87	450,002,530	516,746,340	96.1	95.8

Short-Term Holding and
Other Assets Less Liabilities	1	21,119,329	21,119,329	3.9	4.2

Net Assets	88	$471,121,859	$537,865,669	100.0	100.0

Largest Industries
June 30, 2003

5

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Smithfield Foods	Diebold**

Arkansas Best*	AFLAC**

Staples*	Avery Dennison**

Fastenal	Expeditors International of Washington**

Lyondell Chemical*	Pactiv**

Symbol Technologies*	Ecolab**

Watson Pharmaceuticals*	ChoicePoint**

Mattel*	Coach**

Siebel Systems*	Millipore**

Cognos*	Adobe Systems**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2003

Security	Value	Percent of Net Assets

Rockwell Automation	$18,964,720	3.5

Smithfield Foods	17,504,004	3.3

Fastenal	12,753,597	2.4

QLogic	11,950,830	2.2

Navistar International	11,345,451	2.1

MedImmune	11,106,814	2.1

Mercury Interactive	10,820,982	2.0

Arkansas Best	10,736,205	2.0

Gentex	10,388,700	1.9

Williams-Sonoma	10,269,640	1.9

6

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Common Stocks 96.1%

Automobiles and Components 2.4%

Gentex*	339,500	$10,388,700

Harley-Davidson	67,200	2,678,592

		13,067,292

Capital Goods 9.1%

Danaher	83,400	5,675,370

Fastenal	374,500	12,753,597

Navistar International*	347,700	11,345,451

Rockwell Automation	795,500	18,964,720

		48,739,138

Chemicals 4.1%

Georgia Gulf	501,000	9,919,800

Lyondell Chemical	550,500	7,448,265

Potash of Saskatchewan (Canada)	76,300	4,883,200

		22,251,265

Commercial Services and Supplies 4.0%

Cintas	119,900	4,249,856

H&R Block	128,200	5,544,650

Pitney Bowes	151,100	5,803,751

Robert Half International*	318,300	6,028,602

		21,626,859

Communications Equipment 5.3%

ADC Telecommunications*	1,549,500	3,618,082

ADTRAN*	47,800	2,438,517

Corning*	624,600	4,615,794

Foundry Networks*	216,100	3,110,760

JDS Uniphase*	678,600	2,385,279

Juniper Networks*	292,400	3,615,526

Lucent Technologies*	863,600	1,753,108

McDATA (Class A)*	215,200	3,158,060

UTStarcom*	106,100	3,773,977

		28,469,103

Computers and Peripherals 0.6%

Network Appliance*	215,200	3,490,544

Consumer Durables and Apparel 1.2%

Mattel	327,300	6,192,516

See footnotes on page 10.
7

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Consumer Staples 3.3%

Smithfield Foods*	763,700	$17,504,004

Electronic Equipment and Instruments 4.9%

Amphenol*	61,200	2,865,384

Flextronics International*(Singapore)	359,500	3,753,180

Molex	205,800	5,555,571

Symbol Technologies	668,600	8,698,486

Vishay Intertechnology*	421,400	5,562,480

		26,435,101

Energy 0.8%

BJ Services*	115,500	4,315,080

Health Care Equipment and Services 5.9%

Applera–Applied Biosystems Group	109,700	2,087,591

Biomet	241,400	6,917,317

Pharmaceutical Product Development*	259,100	7,440,056

Quest Diagnostics*	87,600	5,588,880

St. Jude Medical*	90,800	5,221,000

Zimmer Holdings*	96,200	4,333,810

		31,588,654

Hotels, Restaurants and Leisure 3.1%

P.F. Chang’s China Bistro*	180,800	8,905,304

Starbucks*	205,000	5,021,475

Yum! Brands*	95,600	2,825,936

		16,752,715

Media 1.1%

Univision Communications (Class A)*	186,800	5,678,720

Pharmaceuticals and Biotechnology 12.0%

Allergan	71,000	5,474,100

Biogen*	129,400	4,914,612

Chiron*	62,700	2,745,633

Genzyme*	141,700	5,892,595

Gilead Sciences*	138,000	7,665,210

IDEC Pharmaceuticals*	188,300	6,401,258

King Pharmaceuticals*	278,500	4,110,660

MedImmune*	305,300	11,106,814

SICOR*	364,600	7,388,619

Watson Pharmaceuticals*	221,400	8,937,918

		64,637,419

See footnotes on page 10.
8

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Retailing 6.9%

Amazon.com*	81,500	$2,970,267

Bed Bath & Beyond*	166,500	6,466,028

Chico’s FAS*	448,100	9,432,505

Staples*	435,900	7,994,406

Williams-Sonoma*	351,700	10,269,640

		37,132,846

Semiconductors and Semiconductor Equipment 9.4%

Altera*	221,500	3,648,105

Broadcom (Class A)*	60,300	1,501,168

Cabot Microelectronics*	118,200	5,971,464

KLA–Tencor*	190,600	8,859,088

Micron Technology*	274,100	3,187,783

National Semiconductor*	166,700	3,287,324

Novellus Systems*	272,500	9,980,313

QLogic*	248,200	11,950,830

RF Micro Devices*	378,800	2,282,270

		50,668,345

Software and Services 15.3%

BEA Systems*	204,800	2,221,056

BearingPoint*	408,400	3,941,060

BMC Software*	199,600	3,259,468

Ceridian*	294,700	5,001,059

Citrix Systems*	103,200	2,101,668

Cognos* (Canada)	242,500	6,552,350

Compuware*	189,300	1,093,207

Fiserv*	280,100	9,992,568

Mercury Interactive*	280,300	10,820,982

PeopleSoft*	232,200	4,080,915

Siebel Systems*	713,700	6,787,287

Symantec*	128,000	5,608,320

Synopsys*	137,400	8,496,129

VERITAS Software*	253,700	7,271,042

Yahoo!*	150,600	4,990,884

		82,217,995

See footnotes on page 10.
9

Portfolio of Investments (unaudited)
June 30, 2003

	Shares or Principal Amount		Value
Telecommunication Services 2.3%

Nextel Communications (Class A)*	419,300	shs.	$7,555,786

Sprint PCS Group*	867,800		4,989,850

			12,545,636

Transportation 4.4%

Arkansas Best	453,100		10,736,205

J.B. Hunt Transport Services*	19,900		759,185

JetBlue Airways*	26,600		1,124,780

C.H. Robinson Worldwide	174,800		6,219,384

Swift Transportation*	246,700		4,593,554

			23,433,108

Total Common Stocks (Cost $450,002,530)			516,746,340

Repurchase Agreement 3.2%

State Street Bank & Trust 0.93%, dated 6/30/2003, maturing
7/1/2003 in the amount of $17,100,442, collateralized by:
$15,505,000 US Treasury Bonds 10.375%, 11/15/2009, with a fair
market value of $17,617,556 (Cost $17,100,000)	$17,100,000		17,100,000

Total Investments (Cost $467,102,530) 99.3%			533,846,340

Other Assets Less Liabilities 0.7%			4,019,329

Net Assets 100.0%			$537,865,669

* Non-income producing security.
See Notes to Financial Statements.
10

Statement of Assets and Liabilities (unaudited)
June 30, 2003

Assets:

Investments, at value

Common stocks (cost $450,002,530)	516,746,340

Repurchase agreement (cost $17,100,000)	17,100,000	$533,846,340

Cash		48,777

Receivable for securities sold		9,480,309

Receivable for Capital Stock sold		4,232,357

Investment in, and expenses prepaid to, shareholder service agent		265,955

Receivable for dividends and interest		88,719

Other		45,974

Total Assets		548,008,431

Liabilities:

Payable for securities purchased		7,728,224

Payable for Capital Stock repurchased		1,648,392

Management fee payable		391,067

Distribution and service fees payable		237,277

Accrued expenses and other		137,802

Total Liabilities		10,142,762

Net Assets		$537,865,669

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
39,641,265 shares outstanding):

Class A		$23,807,490

Class B		6,467,777

Class C		5,485,562

Class D		3,198,295

Class I		682,029

Class R		112

Additional paid-in capital		882,135,417

Accumulated net investment loss		(3,645,410)

Accumulated net realized loss		(447,009,413)

Net unrealized appreciation of investments		66,743,810

Net Assets		$537,865,669

Net Asset Value Per Share:

Class A ($342,194,088 ÷ 23,807,490)		$14.37

Class B ($79,231,295 ÷ 6,467,777)		$12.25

Class C ($67,332,092 ÷ 5,485,562)		$12.27

Class D ($39,231,944 ÷ 3,198,295)		$12.27

Class I ($9,874,641 ÷ 682,029)		$14.48

Class R ($1,609 ÷ 112)		$14.37

See Notes to Financial Statements.
11

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2003

Investment Income:

Dividends	1,050,396

Interest	114,694

Total Investment Income	1,165,090

Expenses:

Management fees	2,203,559

Distribution and service fees	1,300,047

Shareholder account services	1,036,602

Custody and related services	82,247

Registration	46,093

Auditing and legal fees	34,688

Shareholder reports and communications	31,693

Directors’ fees and expenses	14,129

Miscellaneous	22,638

Total Expenses	4,771,696

Net Investment Loss	(3,606,606)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	9,390,973

Net change in unrealized appreciation of investments	42,940,825

Net Gain on Investments	52,331,798

Increase in Net Assets from Operations	$48,725,192

See Notes to Financial Statements.
12

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended June 30, 2003	Year Ended December 31, 2002

Operations:

Net investment loss	$(3,606,606)	$(7,922,359)

Net realized gain (loss) on investments	9,390,973	(227,553,370)

Net change in unrealized appreciation of investments	42,940,825	(47,206,834)

Increase (Decrease) in Net Assets from Operations	48,725,192	(282,682,563)

Capital Share Transactions:

Net proceeds from sales of shares	42,100,726	166,677,576

Exchanged from associated funds	16,793,962	81,362,697

Total	58,894,688	248,040,273

Cost of shares repurchased	(78,301,804)	(158,153,102)

Exchanged into associated funds	(19,955,884)	(84,117,227)

Total	(98,257,688)	(242,270,329)

Increase (Decrease) in Net Assets from Capital Share Transactions	(39,363,000)	5,769,944

Increase (Decrease) in Net Assets	9,362,192	(276,912,619)

Net Assets:

Beginning of period	528,503,477	805,416,096

End of Period (net of accumulated net investment loss of $3,645,410
and $38,804, respectively)	$537,865,669	$528,503,477

See Notes to Financial Statements.
13

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares: Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 112 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments, which are in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

14

Notes to Financial Statements (unaudited)

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2003, amounted to $287,196,693 and $329,266,342, respectively.

At June 30, 2003, the cost of investments for federal income tax purposes was $469,593,949. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $2,491,419. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $78,443,755 and $14,191,364, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $8,569 from sales of Class A shares. Commissions of $67,928 and $34,216 were paid to dealers for sales of Class A and Class C shares, respectively.

15

Notes to Financial Statements (unaudited)

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2003, fees incurred under the Plan aggregated $407,444 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $379,665, $323,666 and $189,271, respectively. For the period April 30, 2003 to June 30, 2003, fees incurred in respect of Class R shares were $1, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the six months ended June 30, 2003, such charges amounted to $24,178.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2003, amounted to $11,089.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2003, Seligman Services, Inc. received commissions of $3,259 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $30,400, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,036,602 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman

16

Notes to Financial Statements (unaudited)

Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Fund’s potential obligation under the Guaranties is $535,000. As of June 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2003, of $34,828 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility may be increased to a maximum of $535 million prior to September 30, 2003 at the request of the participating funds to add additional banks to or increase the commitments of existing banks in the facility. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $441,088,607 which is available for offset against future taxable net capital gains, with $216,083,968 expiring in 2009 and $225,004,639 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $10,522,293 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

17

Notes to Financial Statements (unaudited)

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2003		Year Ended December 31, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	2,396,063	$31,656,379	7,453,382	$121,594,821

Exchanged from associated funds	909,363	12,340,031	4,048,113	63,353,149

Total	3,305,426	43,996,410	11,501,495	184,947,970

Cost of shares repurchased	(3,953,581)	(54,495,377)	(6,212,784)	(95,034,608)

Exchanged into associated funds	(1,121,657)	(14,628,517)	(3,800,752)	(59,649,593)

Transferred to Class I	—	—	(334,370)	(5,701,006)

Total	(5,075,238)	(69,123,894)	(10,347,906)	(160,385,207)

Increase (decrease)	(1,769,812)	$(25,127,484)	1,153,589	$24,562,763

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	214,003	$2,430,699	957,906	$13,550,892

Exchanged from associated funds	163,696	1,883,688	735,336	10,055,563

Total	377,699	4,314,387	1,693,242	23,606,455

Cost of shares repurchased	(677,516)	(7,719,259)	(1,523,409)	(19,591,332)

Exchanged into associated funds	(263,465)	(2,922,691)	(1,025,988)	(13,007,752)

Total	(940,981)	(10,641,950)	(2,549,397)	(32,599,084)

Decrease	(563,282)	$(6,327,563)	(856,155)	$(8,992,629)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	305,760	$3,502,196	1,181,820	$16,944,646

Exchanged from associated funds	103,587	1,196,869	188,226	2,517,905

Total	409,347	4,699,065	1,370,046	19,462,551

Cost of shares repurchased	(804,304)	(9,129,864)	(2,121,776)	(26,980,061)

Exchanged into associated funds	(131,867)	(1,475,538)	(492,354)	(6,212,683)

Total	(936,171)	(10,605,402)	(2,614,130)	(33,192,744)

Decrease	(526,824)	$(5,906,337)	(1,244,084)	$(13,730,193)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	255,902	$2,896,802	658,387	$9,189,138

Exchanged from associated funds	118,704	1,373,374	376,206	5,436,080

Total	374,606	4,270,176	1,034,593	14,625,218

Cost of shares repurchased	(578,102)	(6,551,474)	(1,161,735)	(15,201,329)

Exchanged into associated funds	(81,658)	(929,138)	(400,921)	(5,247,199)

Total	(659,760)	(7,480,612)	(1,562,656)	(20,448,528)

Decrease	(285,154)	$(3,210,436)	(528,063)	$(5,823,310)

18

Notes to Financial Statements (unaudited)

	Six Months Ended June 30, 2003		Year Ended December 31, 2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	120,208	$1,613,150	343,270	$5,398,079

Transferred from Class A	—	—	334,370	5,701,006

Total	120,208	1,613,150	677,640	11,099,085

Cost of shares repurchased	(30,366)	(405,830)	(97,011)	(1,345,772)

Increase	89,842	$1,207,320	580,629	$9,753,313

	April 30, 2003* to June 30, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	112	$1,500

* Commencement of offering of shares.
19

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

Six Months Ended 6/30/03			Year Ended December 31,

			2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$13.11		$19.66	$23.81	$27.01	$20.06	$17.48

Income (Loss) from Investment Operations:

Net investment loss	(0.08)		(0.14)	(0.13)	(0.09)	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	1.34		(6.41)	(3.51)	2.85	9.80	3.30

Total from Investment Operations	1.26		(6.55)	(3.64)	2.76	9.72	3.26

Less Distributions:

Distributions from net realized capital gain	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Total Distributions	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Net Asset Value, End of Period	$14.37		$13.11	$19.66	$23.81	$27.01	$20.06

Total Return:	9.61%		(33.32)%	(15.05)%	7.72%	50.71%	19.12%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$342,194		$335,220	$480,222	$516,836	$385,379	$298,319

Ratio of expenses to average net assets	1.59	%†	1.34%	1.08%	0.98%	1.02%	0.99%

Ratio of net investment loss to average net assets	(1.14	)%†	(0.93)%	(0.65)%	(0.29)%	(0.39)%	(0.24)%

Portfolio turnover rate	57.26%		132.45%	207.04%	212.97%	174.68%	132.18%

See footnotes on page 24.
20

Financial Highlights (unaudited)

Class B

	Six Months Ended 6/30/03		Year Ended December 31,

			2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$11.21		$16.95	$20.77	$24.35	$18.44	$16.24

Income (Loss) from Investment Operations:

Net investment loss	(0.11)		(0.23)	(0.24)	(0.28)	(0.22)	(0.17)

Net realized and unrealized gain (loss) on investments	1.15		(5.51)	(3.07)	2.66	8.90	3.05

Total from Investment Operations	1.04		(5.74)	(3.31)	2.38	8.68	2.88

Less Distributions:

Distributions from net realized capital gain	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Total Distributions	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Net Asset Value, End of Period	$12.25		$11.21	$16.95	$20.77	$24.35	$18.44

Total Return:	9.28%		(33.86)%	(15.67)%	6.99%	49.51%	18.24%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$79,231		$78,832	$133,664	$129,476	$29,097	$14,824

Ratio of expenses to average net assets	2.34	%†	2.09%	1.83%	1.73%	1.77%	1.75%

Ratio of net investment loss to average net assets	(1.89	)%†	(1.68)%	(1.40)%	(1.04)%	(1.14)%	(1.00)%

Portfolio turnover rate	57.26%		132.45%	207.04%	212.97%	174.68%	132.18%

See footnotes on page 24.
21

Financial Highlights (unaudited)

Class C

	Six Months Ended 6/30/03		Year Ended December 31,			5/27/99* to 12/31/99

			2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$11.23		$16.98	$20.81	$24.38	$18.12

Income (Loss) from Investment Operations:

Net investment loss	(0.11)		(0.23)	(0.24)	(0.28)	(0.11)

Net realized and unrealized gain (loss) on investments	1.15		(5.52)	(3.08)	2.67	9.14

Total from Investment Operations	1.04		(5.75)	(3.32)	2.39	9.03

Less Distributions:

Distributions from net realized capital gain	—		—	(0.51)	(5.96)	(2.77)

Total Distributions	—		—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Period	$12.27		$11.23	$16.98	$20.81	$24.38

Total Return:	9.26%		(33.86)%	(15.69)%	7.03%	52.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$67,332		$67,545	$123,225	$108,341	$7,202

Ratio of expenses to average net assets	2.34	%†	2.09%	1.83%	1.73%	1.75	%†

Ratio of net investment loss to average net assets	(1.89	)%†	(1.68)%	(1.40)%	(1.04)%	(1.02	)%†

Portfolio turnover rate	57.26%		132.45%	207.04%	212.97%	174.68	%††

See footnotes on page 24.
22

Financial Highlights (unaudited)

Class D

	Six Months Ended 6/30/03		Year Ended December 31,

			2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$11.23		$16.97	$20.79	$24.38	$18.45	$16.25

Income (Loss) from Investment Operations:

Net investment loss	(0.11)		(0.23)	(0.24)	(0.28)	(0.22)	(0.17)

Net realized and unrealized gain (loss) on investments	1.15		(5.51)	(3.07)	2.65	8.92	3.05

Total from Investment Operations	1.04		(5.74)	(3.31)	2.37	8.70	2.88

Less Distributions:

Distributions from net realized capital gain	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Total Distributions	—		—	(0.51)	(5.96)	(2.77)	(0.68)

Net Asset Value, End of Period	$12.27		$11.23	$16.97	$20.79	$24.38	$18.45

Total Return:	9.26%		(33.82)%	(15.65)%	6.94%	49.60%	18.23%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$39,232		$39,110	$68,078	$82,387	$39,781	$27,433

Ratio of expenses to average net assets	2.34	%†	2.09%	1.83%	1.73%	1.77%	1.75%

Ratio of net investment loss to average net assets	(1.89	)%†	(1.68)%	(1.40)%	(1.04)%	(1.14)%	(1.00)%

Portfolio turnover rate	57.26%		132.45%	207.04%	212.97%	174.68%	132.18%

See footnotes on page 24.
23

Financial Highlights (unaudited)

Class I

	Six Months Ended 6/30/03	Year Ended 12/31/02	11/30/01 * to 12/31/01		4/30/03* to 6/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$13.17	$19.66	$19.24		$13.42

Income (Loss) from Investment Operations:

Net investment loss	(0.04)	(0.06)	(0.01)		(0.03)

Net realized and unrealized gain (loss) on investments	1.35	(6.43)	0.43		0.98

Total from Investment Operations	1.31	(6.49)	0.42		0.95

Net Asset Value, End of Period	$14.48	$13.17	$19.66		$14.37

Total Return:	9.95%	(33.01)%	2.18%		7.08%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,875	$7,796	$227		$2

Ratio of expenses to average net assets	1.06%†	0.83%	0.68	%†	1.75	%†

Ratio of net investment loss to average net assets	(0.61)%†	(0.43)%	(0.14	)%†	(1.11	)%†

Portfolio turnover rate	57.26%	132.45%	207.04	%†††	57.26	%‡

Without expense reimbursement:ø

Ratio of expenses to average net assets		0.85%	1.05	%†

Ratio of net investment loss to average net assets		(0.45)%	(0.50	)%†

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
‡	For the six months ended June 30, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

24

Board of Directors

Robert B. Catell 3, 4
• Chairman and Chief Executive Officer,
  KeySpan Corporation

John R. Galvin 2, 4
• Dean Emeritus,
   Fletcher School of Law and Diplomacy at
   Tufts University

Paul C. Guidone 1
• Chief Investment Officer,
   J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
• President Emerita, Sarah Lawrence College
• Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
• Director, ConocoPhillips
• Director, Integris Health

John E. Merow 2, 4
• Director, Commonwealth Industries, Inc.
• Trustee, New York-Presbyterian Hospital
• Retired Chairman and Senior Partner,
   Sullivan & Cromwell LLP

Betsy S. Michel 2, 4
• Trustee, The Geraldine R. Dodge Foundation	William C. Morris 1
• Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.

Leroy C. Richie 2, 4
• Chairman and CEO, Q Standards
   Worldwide, Inc.
• Director, Kerr-McGee Corporation

Robert L. Shafer 3, 4
• Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
• Director, C-SPAN
• Director, CommScope, Inc.

Brian T. Zino 1
• President, J. & W. Seligman & Co.
   Incorporated
• Chairman, Seligman Data Corp.
• Chairman, ICI Mutual Insurance Company
• Member of the Board of Governors,
   Investment Company Institute
Member: 1 Executive Committee
               2 Audit Committee
               3 Director Nominating Committee
4 Board Operations Committee

Executive Officers

William C. Morris Chairman Brian T. Zino President and Chief Executive Officer Marion Schultheis Vice President	Thomas G. Rose Vice President Lawrence P. Vogel Vice President and Treasurer Frank J. Nasta Secretary

25

EQCA3 6/03

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/S/ BRIAN T. ZINO

Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

By:	/S/ LAWRENCE P. VOGEL

By: Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	August 22, 2003

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.